_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 1, 2005

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120274	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                        None

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2005-3F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-120274) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $335,083,627.14 aggregate principal amount of the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-11, Class 1A-12, Class 1A-13, Class 1A-14, Class 1A-15, Class 1A-16, Class 1A-17, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class A-X, Class A-P, Class B1, Class B2 and Class B3 Certificates (the “Publicly Offered Certificates”) on March 30, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated December 1, 2004, as supplemented by the Prospectus Supplement dated March 25, 2005, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), dated as of March 1, 2005, among GS Mortgage Securities Corp., as Depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian and Master Servicer, and Wachovia Bank, National Association, as Trustee, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, March 2005 Edition (the “Standard Terms”), as well as Amendment No. 1 to Master Servicing and Trust Agreement (“Amendment No. 1”), attached hereto as Exhibit 4.5.1, dated as of August 1, 2005.  The Trust Agreement and Standard Terms were previously filed on a Current Report on a Form 8-K on April 12, 2005.  The “Certificates” consist of the Publicly Offered Certificates and the Class B4, Class B5, Class B6, Class C, Class R1 and Class R2 Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $336,937,247 as of March 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms, as amended by Amendment No. 1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.5.1

Amendment No. 1 to Master Servicing and Trust Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:    /s/ Greg A. Finck

      Name: Greg A. Finck

      Title:   Vice President

Dated:  August 1, 2005

EXHIBIT INDEX

Exhibit No.	Description	Page No.
4.5.1	Amendment No. 1 to Master Servicing and Trust Agreement